UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Vantage Drilling Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT DATED DECEMBER 7, 2010, TO PROXY STATEMENT DATED NOVEMBER 12, 2010 FOR EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL GENERAL MEETING

Purpose of Supplement; Postponement of Meeting

Vantage Drilling Company (the “Company”) is furnishing this supplement to its proxy statement dated November 12, 2010 and first distributed to shareholders on or about November 12, 2010 in connection with the Company’s 2010 Extraordinary General Meeting in Lieu of Annual General Meeting (the “Proxy Statement”) in order to provide information concerning the recent actions of F3 Capital.

Except as specifically supplemented by the information contained in this supplement, all information set forth in the Proxy Statement remains unchanged. We urge you to read this supplement carefully and in its entirety together with the Proxy Statement. From and after the date of this supplement, all references to the “Proxy Statement” are to the Proxy Statement as supplemented by this supplement.

As described in this supplement under “Additional Information — Postponement of Meeting,” the Meeting will now be on Friday, January 7, 2011, at 9:30 a.m., Central Standard Time, at the offices of Porter Hedges LLP, 1000 Main Street, 36th Floor, Houston, Texas 77002. Shareholders of record at the close of business on November 11, 2010, which is the record date for the Meeting, are entitled to vote their shares at the Meeting.

If you already have submitted a proxy or voting instruction card and, after reviewing this supplement, you wish to change your vote in view of the supplemental information contained herein, you may do so by following the instructions below under “Additional Information — Proxies; Right to Revoke.” If you have already submitted a proxy or voting instruction card and do not wish to change your vote, you do not need to take any further action.

This supplement and the accompanying proxy card are first being distributed to our shareholders on or about December 8, 2010.

Annual Meeting Proposals

As set forth in the Proxy Statement, shareholders are being asked to consider five proposals at the Meeting. The following is a summary of the proposals and the voting recommendations of the Company’s Board of Directors (the “Board”), none of which has changed as a result of the information provided in this supplement:

SUMMARY OF PROPOSALS

Proposal		Board Recommendation
1 –	Approve an ordinary resolution to issue at least 54,545,454 ordinary shares upon conversion of a promissory note issued to F3 Capital	FOR
2 –	Elect nine nominees to serve on the Board	FOR
3 –	Approve an ordinary resolution to increase the Company’s ordinary share capital	FOR
4 –	Approve an ordinary resolution to amend and restate the Company’s 2007 Long-Term Incentive Compensation Plan to, among other things, increase the number of ordinary shares authorized for issuance under the plan.	FOR
5 –	Approve an ordinary resolution to ratify the appointment of UHY LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2010	FOR

Shareholders also will transact any other business properly brought before the Meeting or any adjournments or any further postponements of the Meeting. At this time, the Board of Directors knows of no other proposals or matters to be presented. If any other matters properly come before the Meeting, it is the intention of the persons named in the proxy to vote shares they represent according to their discretion on such matters.

ADDITIONAL INFORMATION

Postponement of Meeting

The Meeting was originally scheduled to be held on Tuesday, November 30, 2010, in London, England. On November 29, F3 Capital, the Company’s largest shareholder, notified the Company of its intention to nominate two additional nominees for election to the Board. These nominees were in addition to the four nominees of F3 Capital that are currently members of the Board and standing for re-election. After the scheduled time for the Meeting, F3 Capital withdrew its notice.

The individuals named as proxies on the Company’s proxy or voting instruction card determined that, given the number of ordinary shares that F3 Capital owns and the timing, uncertainty and circumstances surrounding F3 Capital’s notice of its intention to propose two additional nominees for election to the Board, it was in the best interest of shareholders to have an opportunity to receive and consider information about F3 Capital’s actions in determining how to vote their shares on the matters to be presented at the Meeting. Accordingly, they did not attend the Meeting, and as a result, there was no quorum and the Meeting was postponed.

As of the record date for the Meeting, F3 Capital beneficially owned 95,775,265 ordinary shares and four members of the Board that are standing for re-election were nominated by F3 Capital. As a result of his ownership of F3 Capital, Hsin-Chi Su has significant influence over matters such as the election of directors, control over the Company’s business, policies and affairs and any other matter that requires shareholder approval. If Proposal 1 is approved, F3 Capital would have the right to immediately convert the F3 Capital Note and acquire at least 54,545,454 additional ordinary shares of the Company. As a result, F3 Capital would beneficially own 150,320,719 of the Company’s ordinary shares, approximately 43.7% on a fully diluted basis. F3 Capital has no fiduciary duty to make decisions in the best interest of other shareholders and is entitled to vote the ordinary shares it owns in accordance with its own interests, which may be contrary to the interest of other shareholders.

The Company received notice of F3 Capital’s intention to nominate two additional nominees late in the afternoon on November 29, 2010, the day before the originally scheduled date for the Meeting. As a result of this timing, there was no way to inform other shareholders of F3 Capital’s intent to nominate two additional nominees and provide them an opportunity to evaluate this information in making their voting decision on the proposals to be considered. If two additional nominees nominated for election by F3 Capital are elected to the Board and F3 Capital’s four current nominees are re-elected, a majority of the Board would be nominees of F3 Capital. On November 30, after the originally scheduled time for the Meeting, F3 Capital notified the Company that it no longer intended to nominate additional nominees for election to the Board. The Company’s Amended & Restated Memorandum and Articles of Association do not contain an advance notice provision with respect to the nomination of individuals for election to the Board. Accordingly, although it withdrew the previous notice, F3 Capital could, and may, attempt to nominate additional nominees for election to the Board at the Meeting. As a result, if F3 Capital makes a decision to nominate additional nominees for election to the Board again other shareholders who are not present in person at the Meeting will be denied an opportunity to receive information about F3 Capital’s nominees and consider this information in their voting decision.

In the event that Proposal 1 is approved and F3 Capital’s representation on the Board increases, Mr. Su’s influence over matters such as the election of directors, control over the Company’s business, policies and affairs and any other matter that requires shareholder approval would significantly increase.

The Board unanimously agreed that shareholders needed a reasonable period of time to consider the past actions of F3 Capital, and potential future actions, relating to the nomination of individuals for the election to the Board and other information contained in this supplement before tabulation of the votes on the proposals. As a result, the Meeting will now be on Friday, January 7, 2011, at 9:30 a.m., Central Standard Time, at the offices of Porter Hedges LLP, 1000 Main Street, 36th Floor, Houston, Texas 77002. The voting deadline has been extended until 11:59 p.m., Eastern Standard Time, on January 6, 2011, unless you are planning to vote at the Meeting in person. Shareholders of record at the close of business on November 11, 2010, which is the record date for the Meeting, are entitled to vote their shares at the Meeting. The purpose of the postponement of the Meeting is to allow shareholders a reasonable period of time to consider the information contained in this supplement before tabulation of the final votes on the meeting proposals.

Shareholders should be advised that if F3 Capital decides to nominate other individuals for election at the Meeting, unless they are in attendance in person at the Meeting they will not have an opportunity to consider this information before the tabulation of the final votes on the meeting proposals. Attendance at the Meeting in person will not by itself revoke a previously submitted proxy. See “Additional Information—Proxies; Right to Revoke.”

Director Nominations from Jasper

Jasper Investments Limited (“Jasper”) notified the Company on October 1, 2010, of its intention to nominate two additional individuals to stand for election to the Board. Unlike F3 Capital’s notice, the Company received Jasper’s notice far enough in advance to include this information in the Company’s original proxy materials that were mailed to shareholders in November. As a result, the shareholders were afforded an opportunity to consider this information in their voting decision. You may have received, or may receive in the near future, proxy solicitation materials from Jasper, including an opposition proxy statement and proxy card. As noted previously, the Company believes that the nominees approved by the Board, with its breadth of relevant and diverse experience, represent the best interests of its shareholders and should be elected. The Board unanimously recommends a vote “FOR” each of the Board’s nominees for director. The Jasper nominees have NOT been endorsed by the Board, and therefore the Board urges you not to sign or return any proxy card that may be sent to you by Jasper. The Company is not responsible for the accuracy of any information provided by or relating to Jasper contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Jasper or any other statements that Jasper may otherwise make.

Possible Change of Control

If the two individuals nominated by Jasper are elected to Board and if F3 Capital nominates two more individuals at the Meeting and they are also elected to the Board, the Company will have four new directors out of a total of nine directors on the Board. As a result, it will make it easier for a change in control to occur under the terms governing the Company’s 11 1/2% Senior Secured Notes. Under the terms of the indenture governing the notes, a change in control will be deemed to have occurred if a majority of the members of the Board are not either (1) members of the Board on the issue date of the notes or (2) nominated for election or elected to such Board with the approval of a majority of the members of the Board on the issue date of the notes. If a change in control occurs under the indenture, the Company will have to make an offer to each holder of notes to repurchase all or any part of that holder’s notes at a price in cash equal to 101% of the aggregate principal amount of notes repurchased plus accrued and unpaid interest on the notes repurchased. The Company may not have sufficient funds available to repurchase all of the notes tendered pursuant to any such offer and any other debt that would become payable upon a change of control. If the Company fails to purchase tendered notes, it would be a default under the indenture, which would in turn likely trigger a default under our existing and any future debt agreements, including the term loan for the Aquamarine Driller. Upon the occurrence of a default under the indenture the Company may have to seek to refinance the notes and other debt, which may not be able to be done on commercially reasonable terms, if at all.

Voting

A new proxy card is enclosed with this supplement. Except for information regarding the date and location of the Meeting, this proxy card does not differ from the proxy card previously furnished to you.

You can vote your shares using one of the following methods:

•	Submit your proxy or voting instructions through the Internet at www.proxyvote.com/vtg using the instructions included in the now proxy materials or in the proxy or voting instruction card;

•	Submit your proxy or voting instructions by telephone using the instructions on the proxy or voting instruction card;

•	Complete and return a written proxy or voting instruction card; or

•	Attend and vote at the meeting in person (See “Additional Information — Voting by Street Name Holders” below).

Internet and telephone submission of proxies and voting instructions are available 24 hours a day, and if you use one of those methods, you do not need to return a proxy or voting instruction card. Unless you are planning to vote at the Meeting in person, your proxy or voting instructions must be received by 11:59 p.m., Eastern Daylight Time, on January 6, 2011.

Even if you submit proxy or voting instructions by one of the first three methods mentioned above, you may still vote at the Meeting in person if you are the record holder of your shares or hold a legal proxy from the record holder. See “Additional Information — Voting by Street Name Holders” below for additional information. Your vote at the Meeting will constitute a revocation of your earlier proxy or voting instructions.

Proxies; Right to Revoke

By submitting your proxy using one of the methods described in the Proxy Statement or above, you authorize Paul A. Bragg, Douglas G. Smith and Chris E. Celano, or any other person they may designate, to represent you and vote your shares at the Meeting in accordance with your instructions. They may also vote your shares to adjourn the Meeting and will be authorized to vote your shares at any further adjournments or any postponements of the Meeting.

If you already have submitted a proxy or voting instruction card and, after reviewing this supplement, you wish to change your vote in view of the supplemental information contained herein, you may do so by following the instructions below. If you have already submitted a proxy or voting instruction card and do not wish to change your vote, you do not need to take any further action.

If you attend the Meeting, and are either a record holder or have obtained a “legal proxy” from the record holder, you may vote your shares in person, regardless of whether you have submitted a proxy or voting instruction card, as discussed below under “Additional Information — Voting by Street Name Holders.” In addition, you may revoke your proxy by sending a timely written notice of revocation to Vantage Drilling Company, c/o Vantage Energy Services, Inc. 777 Post Oak Boulevard, Suite 800, Houston, Texas 77056, Attention: Company Secretary, by timely submitting a later-dated proxy in writing or through the Internet or by telephone, or by voting in person at the Meeting. If you hold your shares through a broker or other nominee and you already have provided instructions to your nominee, you may provide new instructions by following the procedures provided by such nominee. Attendance at the Meeting in person will not by itself revoke a previously submitted proxy.

Default Voting

If you submit a proxy but do not indicate any voting instructions, your shares will be voted FOR each of the proposals. If any other business properly comes before the shareholders for a vote at the Meeting, or at any adjournments or any further postponements of the Meeting, your shares will be voted according to the discretion of the holders of the proxy.

Voting by Street Name Holders

If your shares are held in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or over the telephone. In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares. A broker “non-vote” occurs when a broker or other nominee lacks discretionary power to vote and for which the broker or other nominee has not received specific voting instructions from the beneficial holder. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the approval of an increase to our authorized ordinary share capital and the ratification of the appointment of independent auditors, but not the election of directors, approval of the issuance of ordinary shares upon conversion of the promissory note issued to F3 Capital, or the amendment and restatement of the Company’s 2007 Long-Term Incentive Compensation Plan. As such, brokers will have the authority to exercise discretion to vote shares with respect to Proposals 3 and 5 because these proposals involve matters that are considered routine, but will not have the authority to exercise discretion to vote shares with respect to Proposals 1, 2 and 4 because they involve non-routine matters. Your vote is especially important with respect to the election of directors. Beginning this year, if your shares are held by a broker, your broker cannot vote your shares for the election of directors unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on the election of directors promptly. If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the meeting, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the Meeting.

Forward-Looking Statements

Certain statements in this supplement may constitute “forward-looking” statements. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements as a result of various important factors, including, but not limited to, actions taken by F3 Capital and Jasper, the possible effect of the actions taken by F3 Capital and Jasper, and the risk factors found under the heading “Risk Factors” in the Company’s prospectus supplement filed with the SEC on July 28, 2010. As a result, these statements speak only as of the date they were made and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless such updates or revisions are required by applicable law. Words such as “expects,” “intends,” “may,” “plans,” “projects,” “believes,” “estimates,” and similar expressions are used to identify these forward-looking statements.

Contact for Questions

If you have any questions about your voting of shares, please contact the Company’s proxy solicitor, Morrow & Co., LLC, toll free at (800) 607-0088 or by email at vantagedrilling.info@morrowco.com.

On behalf of the Board of Directors

Christopher G. DeClaire, Secretary

December 7, 2010

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

Our Notice of the Meeting, our Proxy Statement, this Supplement and our Annual Report on Form 10-K are available at www.proxyvote.com/vtg

VANTAGE DRILLING COMPANY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VANTAGE DRILLING COMPANY EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL GENERAL MEETING OF THE COMPANY

JANUARY 7, 2011

The undersigned hereby appoints Paul A. Bragg, Douglas G. Smith and Chris Celano or each of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the ordinary shares of Vantage Drilling Company that the undersigned would be entitled to vote at the Extraordinary General Meeting in Lieu of Annual General Meeting of the Company to be held at 9:30 a.m., Houston Time on January 7, 2011 at the offices of Porter Hedges LLP, 1000 Main Street, 36th floor, Houston Texas 77002, and any adjournment or postponement thereof. The undersigned hereby further authorizes such proxies to vote in their discretion upon such other matters as may properly come before such meeting and at any adjournment or postponement thereof.

THIS WHITE PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS DULY EXECUTED AND RETURNED, BUT NO VOTING DIRECTIONS ARE GIVEN HEREIN, THEN THIS WHITE PROXY WILL BE VOTED “FOR “ PROPOSALS 1 THROUGH 5. PLEASE MARK, SIGN, DATE AND RETURN THIS WHITE PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

The undersigned hereby acknowledges receipt of the Notice of the Extraordinary General Meeting in Lieu of Annual General Meeting of the Shareholders, the Proxy Statement and accompanying supplemental proxy materials.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Meeting, Proxy Statement, supplemental proxy materials and WHITE proxy card are available at www.vantagedrilling.com/proxy

Please sign, date and mail your WHITE proxy card in the envelope provided as soon as possible.

For address changes and/or comments, please write them below	Please indicate if you plan to attend this meeting	YES	NO
		☐	☐

SEE REVERSE SIDE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Shareholders in the U.S. and Canada please call toll-free 1-888-216-1339 on a Touch-Tone telephone and follow the instructions on the reverse side. If outside the U.S. or Canada please call 1-215-521-1345.

or

2.	Vote by Internet at our Internet Address: http://www.proxyvotenow.com/vtg.

or

3.	Mark, sign and date your WHITE proxy card and return it promptly in the enclosed envelope.

PLEASE VOTE

The Board of Directors recommend a vote FOR election of each of the nominees for election to the board of directors and proposals 1, 3, 4 and 5.	Please mark vote as indicated in this example	☒

Vote on Proposals	FOR	AGAINST	ABSTAIN

1 Proposal to approve an ordinary resolution to issue ordinary shares upon conversion of a promissory note issued to F3 Capital.	☐	☐	☐

2. Proposal to ratify and elect directors

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

Paul A. Bragg	☐	☐	☐	Ong Tian Khiam	☐	☐	☐	3.	Proposal to approve an ordinary resolution to increase the Company’s ordinary share capital.	☐	☐	☐
Koichiro Esaka	☐	☐	☐	John C.G. O’Leary	☐	☐	☐

Jorge E. Estrada	☐	☐	☐	Hsin-Chi Su	☐	☐	☐	4.	Proposal to approve an ordinary resolution to amend and restate the Company’s 2007 Long-Term Incentive Compensation Plan (the “Plan”) to, among other things, increase the number of ordinary shares authorized for issuance under the Plan.	☐	☐	☐
Robert F. Grantham	☐	☐	☐	Steinar Thomassen	☐	☐	☐
Marcelo D. Guiscardo	☐	☐	☐

								5.	Proposal to approve an ordinary resolution to ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.	☐	☐	☐

Date:

Signature

Signature

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders should sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your WHITE proxy card.

VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

OPTION A:	To vote as the Board of Directors recommends on ALL proposals; Press 1.

OPTION B:	If you choose to vote on each proposal separately, press 2. You will hear instructions to follow:

VOTE BY INTERNET:	THE WEB ADDRESS IS .www.proxyvotenow.com/vtg. You will need your CONTROL NUMBER to access this system

THANK YOU FOR VOTING.

Shareholders in the U.S. and Canada Please Call «« Toll Free «« On a Touch-Telephone 1-888-216-1339 There is NO CHARGE to you for this call.
If outside the U.S. or Canada please call	CONTROL NUMBER for Telephone/Internet Voting
1-215-521-1345